UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22392

Cohen & Steers Preferred Securities and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2021. The total returns for Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2021	Year Ended December 31, 2021
Cohen & Steers Preferred Securities and Income Fund:
Class A	0.56%	3.08%
Class C	0.23%	2.43%
Class F	0.66%	3.43%
Class I	0.63%	3.37%
Class R	0.47%	2.91%
Class Z	0.73%	3.43%[a]
ICE BofA Fixed Rate Preferred Securities Index[b]	0.25%	2.24%
Blended Benchmark—60% ICE BofA US IG Institutional Capital Securities Index/20% ICE BofA Core Fixed Rate Preferred Securities Index/20% Bloomberg Developed Market USD Contingent Capital Index[b]	0.32%	2.72%
S&P 500 Index[b]	11.67%	28.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Performance quoted does not reflect the deduction of the maximum 3.75% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if

[a]

The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America (GAAP).

[b]

The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

Preferred securities had a positive total return in the 12 months ended December 31, 2021. Credit-sensitive fixed income assets, including preferreds, benefited from healthy economic growth amid widespread Covid-19 vaccinations and a continuation of unprecedented stimulative monetary and fiscal policies globally. Inflation concerns mounted during the year, exacerbated by supply chain disruptions and labor shortages in many markets, causing sovereign bond yields to rise from near historical lows. As a result, the yield on the 10-year U.S. Treasury rose from 0.9% to 1.5% by year-end. Investment-grade bonds posted a modest decline for the year. However, longer-duration high-yield bonds and preferred securities had positive returns as the improving credit outlook more than countered investors’ interest rate concerns. Late in the year, the Federal Reserve and other major central banks raised the possibility of accelerating the tapering of asset purchases and an earlier-than-expected start to the rate-hiking cycle.

Fund Performance

The Fund had a positive total return for the year and outperformed its blended benchmark (except for the Fund’s Class C shares, which underperformed). Banks—substantial issuers of preferreds—enjoyed solid improvements in earnings, credit quality and capital market activity during the period. After substantially building their loan-loss reserves in the second half of 2020, banks released large amounts of those excess reserves in 2021 on optimism about economic reopenings and lower charge-offs, and given strong consumer balance sheets. As a result, capital ratios declined modestly as excess capital was returned to shareholders in the form of large stock buybacks. Overall, however, banks’ capital ratios remained at very high levels and well above regulatory minimums—conditions that are constructive for their preferred securities.

The banking sector performed well both in absolute terms and compared with the broader preferreds market. Securities from more economically sensitive U.S. and European banks experienced sharp yield-spread compression. Security selection in banks aided the portfolio’s relative performance in the period; this included favorable returns on certain out-of-benchmark positions in contingent capital securities (CoCos), a type of preferred that can write down in value or be converted to equity if an issuer’s capital level deteriorates materially. In addition, the portfolio owned several new issues in the sector that performed well.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The insurance sector had a positive return but trailed the overall preferreds market. The relatively poor performance came despite property & casualty insurance companies’ significant premium growth (given the recovering economy) and life insurers benefiting from a declining overall Covid impact as well as solid results in their investment portfolios. The Fund’s underweight allocation to higher-quality insurers that underperformed (such as certain Japan-based life insurers) aided relative performance, as did security selection in below-investment-grade U.S. and non-U.S. insurers. These included out-of-benchmark positions from an annuity provider that rose sharply as a new senior debt issue from the company highlighted the value in the security, which had been slow to recover from the 2020 Covid-related market selloff and a fixed-to-floating-rate security from a Bermuda-based property insurer that rose substantially.

Real estate sector fundamentals generally remained solid; real estate market activity was quite strong, and construction starts in many subsectors were delayed by labor shortages and higher costs for building materials, effectively reducing new supply. The portfolio’s selection in REIT preferreds contributed to relative performance; this included out-of-index positions in high-coupon issues from retail property owners that rose substantially amid increased foot traffic and pent-up consumer demand.

Pipeline company cash flows improved on higher crude oil prices and throughput volumes as energy demand rebounded with the recovering economy. Security selection in the pipelines sector, including overweight or out-of-benchmark positions in certain high-coupon issues from U.S. and Canadian midstream energy companies, contributed positively to relative performance. The utility sector underperformed the broader preferreds market; this occurred despite results that were mostly positive, and against a supportive policy backdrop amid a move toward more renewable energy sources. However, our security selection in the sector, which included an out-of-index issue in a Canada-based company that performed well, aided relative performance.

Overweight allocations in utilities and telecommunications services modestly detracted from relative performance, although these were more than offset by favorable selection in the sectors. At the security level, the Fund’s underweight or non-investment in certain well-performing securities in the banking and pipeline sectors also hindered relative returns.

Impact of Derivatives on Fund Performance

The Fund used “swaptions,” which are options to enter into interest-rate swap contracts with the intention of managing interest-rate risk. The swaptions did not have a material effect on the Fund’s total return during the 12-month period ended December 31, 2021. The Fund also used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards contributed to the Fund’s total return for the 12-month period ended December 31, 2021. The Fund also engaged in the buying and selling of certain options on ETFs with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the 12-month period ended December 31, 2021.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class F—Growth of a $10,000 Investment	Class I—Growth of a $100,000 Investment

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Class R—Growth of a $10,000 Investment	Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2021

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	(0.78)%[a]	1.43%[d]	—	—	—	—
1 Year (without sales charge)	3.08%	2.43%	3.43%	3.37%	2.91%	3.43%
5 Years (with sales charge)	5.53%[a]	5.66%`	—	—	—	—
5 Years (without sales charge)	6.34%	5.66%	—	6.64%	6.19%	6.73%
10 Years (with sales charge)	7.26%[a]	6.98%	—	—	—	—
10 Years (without sales charge)	7.67%	6.98%	—	8.01%	—	—
Since Inception (with sales charge)[e]	7.30%[a]	6.95%	—	—	—	—
Since Inception (without sales charge)[e]	7.65%	6.95%	6.14%	8.00%	5.83%	6.37%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2021 prospectus were as follows: Class A—1.14% and 1.14%; Class C—1.79% and 1.79%; Class F—0.79% and 0.79%; Class I—0.85% and 0.85%; Class R—1.29% and 1.29%; and Class Z—0.79% and 0.79%. Through June 30, 2023, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses incurred so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 3.75% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s benchmarks do not include below-investment-grade securities. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]

The Linked Blended Benchmark is representative of the blended benchmark consisting of 50% ICE BofA U.S. Capital Securities Index and 50% ICE BofA Fixed Rate Preferred Securities Index through December 31, 2016; the blended benchmark consisting of 60% ICE BofA US IG Institutional Capital Securities Index, 30% ICE BofA Core Fixed Rate Preferred Securities Index, and 10% Bloomberg Developed Market USD Contingent Capital Index through December 31, 2018; and the blended benchmark consisting of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index, and 20% Bloomberg Developed Market USD Contingent Capital Index thereafter. The ICE BofA U.S. Capital Securities Index is a subset of the ICE BofA U.S. Corporate Index including securities with deferrable coupons. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers.

[d]	Reflects a contingent deferred sales charge of 1.00%.
[e]	Inception date of May 3, 2010 for Class A, C and I shares, April 3, 2017 for Class F shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021—December 31, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period[a] July 1, 2021— December 31, 2021
Class A
Actual (0.56% return)	$1,000.00	$1,005.60	$5.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.56	$5.70

Class C
Actual (0.23% return)	$1,000.00	$1,002.30	$8.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.28	$9.00

Class F
Actual (0.66% return)	$1,000.00	$1,006.60	$3.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.32	$3.92

Class I
Actual (0.63% return)	$1,000.00	$1,006.30	$4.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.02	$4.23

Class R
Actual (0.47% return)	$1,000.00	$1,004.70	$6.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.80	$6.46

Class Z
Actual (0.73% return)	$1,000.00	$1,007.30	$3.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.32	$3.92

[a]

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized net expense ratios of 1.12%, 1.77%, 0.77%, 0.83%, 1.27% and 0.77%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

December 31, 2021 Top Ten Holdingsa (Unaudited)

Security	Value	% of Net Assets

Wells Fargo & Co., 3.90%, Series BB	$224,088,073	1.7
Charles Schwab Corp./The, 4.00%, Series I	173,392,931	1.3
Bank of America Corp., 6.25%, Series X	153,378,229	1.2
BP Capital Markets PLC, 4.875% (United Kingdom)	148,883,803	1.2
Bank of America Corp., 6.10%, Series AA	147,029,053	1.1
Citigroup, Inc., 3.875%	125,211,247	1.0
JPMorgan Chase & Co., 6.10%, Series X	121,445,434	0.9
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	115,555,350	0.9
Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	114,859,276	0.9
Credit Suisse Group AG, 7.50%, 144A (Switzerland)	109,315,659	0.9

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2021

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	14.2%
BANKS	3.7%
Bank of America Corp., 6.00%, Series GGa		1,102,731	$29,288,535
Bank of America Corp., 5.875%, Series HHa		834,455	21,971,200
Bank of America Corp., 5.375%, Series KKa		409,142	10,973,188
Bank of America Corp., 5.00%, Series LLa		260,100	6,913,458
Capital One Financial Corp., 4.80%, Series Ja		98,064	2,551,625
First Republic Bank/CA, 4.00%, Series Ma		537,811	13,176,370
First Republic Bank/CA, 4.50%, Series Na		854,125	22,207,250
JPMorgan Chase & Co., 5.75%, Series DDa		383,932	10,320,092
JPMorgan Chase & Co., 4.625%, Series LLa		1,856,281	48,467,497
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Aa,b		554,831	15,740,556
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,b		1,613,271	46,623,532
Signature Bank/New York NY, 5.00%, Series aa		2,309,250	60,456,165
Synovus Financial Corp., 5.875% to 7/1/24, Series Ea,b		357,527	9,653,229
Truist Financial Corp., 4.75%, Series Ra		763,665	20,305,852
Wells Fargo & Co., 4.70%, Series AAa		1,382,170	35,659,986
Wells Fargo & Co., 4.375%, Series CCa		480,000	12,144,000
Wells Fargo & Co., 4.75%, Series Za		3,178,925	82,207,001
Western Alliance Bancorp, 4.25% to 9/30/26, Series Aa,b		1,045,397	27,389,401

			476,048,937

ELECTRIC	1.4%
CMS Energy Corp., 4.20%, Series Ca		283,934	7,098,350
SCE Trust V, 5.45% to 3/15/26, Series Ka,b		707,970	17,791,286
SCE Trust VI, 5.00%[a]		1,772,904	44,712,639
Southern Co./The, 4.95%, due 1/30/80, Series 2020		2,215,787	60,069,986
WESCO International, Inc., 10.625% to 6/22/25, Series Aa,b		1,502,000	46,036,300

			175,708,561

ELECTRIC—FOREIGN	0.4%
Brookfield BRP Holdings Canada Inc, 4.875% (Canada)[a]		325,150	8,535,188
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)		778,449	19,577,992
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)[a]		693,931	17,563,394
Brookfield Renewable Partners LP, 5.25%, Series 17 (Canada)[a]		384,217	10,158,697

			55,835,271

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
FINANCIAL	2.2%
DIVERSIFIED FINANCIAL SERVICES	1.0%
Apollo Asset Management, Inc., 6.375%, Series Ba		683,017	$18,188,743
Carlyle Finance LLC, 4.625%, due 5/15/61		887,014	22,441,454
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		985,898	25,781,233
Synchrony Financial, 5.625%, Series Aa		2,031,634	54,711,903

			121,123,333

INVESTMENT ADVISORY SERVICES	0.0%
Affiliated Managers Group, Inc., 4.20%, due 9/30/61		179,600	4,439,712

INVESTMENT ADVISORY SERVICES—FOREIGN	0.4%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)[a]		710,261	17,394,292
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)		1,231,189	30,976,715

			48,371,007

INVESTMENT BANKER/BROKER	0.8%
Charles Schwab Corp./The, 5.95%, Series Da		1,183,369	30,152,242
Charles Schwab Corp./The, 4.45%, Series Ja		192,641	5,029,857
Morgan Stanley, 6.875% to 1/15/24, Series Fa,b		500,551	13,870,268
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b		1,279,378	36,078,460
Morgan Stanley, 5.85% to 4/15/27, Series Ka,b		590,823	17,187,041

			102,317,868

TOTAL FINANCIAL			276,251,920

INDUSTRIALS—CHEMICALS	0.5%
CHS, Inc., 7.10% to 3/31/24, Series 2[a,b]		753,736	20,712,665
CHS, Inc., 6.75% to 9/30/24, Series 3[a,b]		594,867	16,501,611
CHS, Inc., 7.50%, Series 4[a]		881,221	25,097,174

			62,311,450

INSURANCE	2.2%
LIFE/HEALTH INSURANCE	1.4%
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,b		987,403	29,148,137
Athene Holding Ltd., 6.375% to 6/30/25, Series Ca,b		994,409	28,360,545
Athene Holding Ltd., 4.875%, Series Da		1,184,702	30,245,442
Brighthouse Financial, Inc., 5.375%, Series Ca		2,179,500	57,517,005
Equitable Holdings, Inc., 5.25%, Series Aa		1,186,145	31,432,842

			176,703,971

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
MULTI-LINE—FOREIGN	0.2%
AEGON Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)		1,117,839	$29,946,907

PROPERTY CASUALTY	0.2%
Enstar Group Ltd., 7.00% to 9/1/28, Series Da,b		1,040,000	30,742,400

REINSURANCE	0.3%
Arch Capital Group Ltd., 5.45%, Series Fa		576,283	14,821,999
Arch Capital Group Ltd., 4.55%, Series Ga		1,103,600	28,539,096

			43,361,095

REINSURANCE—FOREIGN	0.1%
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)[a]		244,262	6,148,074

TOTAL INSURANCE			286,902,447

INTEGRATED TELECOMMUNICATIONS SERVICES	1.5%
AT&T, Inc., 4.75%, Series Ca		486,000	12,762,360
Telephone and Data Systems, Inc., 6.00%, Series VVa		2,291,502	60,953,953
United States Cellular Corp., 5.50%, due 3/1/70		1,315,371	34,725,794
United States Cellular Corp., 5.50%, due 6/1/70		1,648,999	43,236,754
United States Cellular Corp., 6.25%, due 9/1/69		1,655,254	44,857,384

			196,536,245

PIPELINES	0.6%
Energy Transfer LP, 7.375% to 5/15/23, Series Ca,b		423,990	10,514,952
Energy Transfer LP, 7.625% to 8/15/23, Series Da,b		1,330,471	33,354,908
Energy Transfer LP, 7.60% to 5/15/24, Series Ea,b		1,120,621	28,407,742

			72,277,602

PIPELINES—FOREIGN	0.2%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[b]		918,070	24,540,011

REAL ESTATE	0.9%
HOTEL	0.1%
Summit Hotel Properties, Inc., 6.25%, Series Ea		80,000	2,028,000
Sunstone Hotel Investors, Inc., 6.125%, Series Ha		187,000	4,783,460

			6,811,460

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
OFFICE	0.7%
Brookfield Property Partners LP, 5.75%, Series Aa		1,184,236	$27,900,600
Brookfield Property Partners LP, 6.375%, Series A2[a]		527,135	13,526,284
Brookfield Property Preferred LP, 6.25%, due 7/26/81		956,500	24,983,780
Hudson Pacific Properties, Inc., 4.75%, Series Ca		761,799	19,875,336
Vornado Realty Trust, 5.25%, Series Na		480,000	12,715,200

			99,001,200

SHOPPING CENTERS—COMMUNITY CENTER	0.1%
SITE Centers Corp., 6.375%, Series Aa		518,799	13,348,698

TOTAL REAL ESTATE			119,161,358

UTILITIES	0.3%
NiSource, Inc., 6.50% to 3/15/24, Series Ba,b		766,307	20,858,877
Sempra Energy, 5.75%, due 7/1/79		664,450	18,166,063

			39,024,940

UTILITIES—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[b]		543,826	14,465,771
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[b]		847,399	23,049,253

			37,515,024

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,742,643,268)			1,822,113,766

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	81.8%
BANKS	22.9%
Ally Financial, Inc., 4.70% to 5/15/26, Series Ba,b		$40,020,000	41,645,813
Ally Financial, Inc., 4.70% to 5/15/28, Series Ca,b		90,780,000	93,802,974
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b		81,659,000	90,947,711
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b		135,580,000	147,029,053
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b		142,429,000	153,378,229
Bank of America Corp., 6.50% to 10/23/24, Series Za,b		46,455,000	50,982,969
Bank of America Corp., 8.05%, due 6/15/27, Series B		3,000,000	3,780,200
Bank of New York Mellon Corp./The, 3.70% to 3/20/26, Series Ha,b		11,709,000	12,016,361

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

	Principal Amount		Value
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series Ia,b	$19,800,000		$19,920,186
Capital One Financial Corp., 3.95% to 9/1/26, Series Ma,b	36,716,000		36,991,370
Citigroup Capital III, 7.625%, due 12/1/36	4,800,000		7,075,825
Citigroup, Inc., 3.875% to 2/18/26[a,b]	124,899,000		125,211,247
Citigroup, Inc., 4.00% to 12/10/25, Series Wa,b	31,834,000		32,152,340
Citigroup, Inc., 4.15% to 11/15/26, Series Ya,b	45,203,000		46,050,556
Citigroup, Inc., 5.00% to 9/12/24, Series Ua,b	59,560,000		61,495,700
Citigroup, Inc., 5.90% to 2/15/23[a,b]	49,064,000		50,658,580
Citigroup, Inc., 5.95% to 1/30/23[a,b]	41,552,000		42,902,440
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,b	82,855,000		88,861,988
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,b	59,233,000		66,951,060
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fa,b	23,341,000		25,587,571
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,b	11,019,000		11,528,629
CoBank ACB, 6.20% to 1/1/25, Series Ha,b	103,600	†	11,085,200
CoBank ACB, 6.25% to 10/1/22, Series Fa,b	351,150	†	35,641,725
CoBank ACB, 6.25% to 10/1/26, Series Ia,b	38,329,000		43,391,111
Comerica, Inc., 5.625% to 7/1/25[a,b]	27,268,000		29,790,290
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ac	12,113,945		17,165,339
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Aa,b,c	38,550,000		41,344,875
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,b,c	275,700	†	29,017,425
Goldman Sachs Capital I, 6.345%, due 2/15/34	15,000,000		20,731,609
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series Ua,b	50,833,000		50,451,753
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series Va,b	41,440,000		42,152,250
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,b	9,380,000		9,919,350
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series Ga,b	54,665,000		57,876,569
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series Fa,b	15,667,000		17,938,715
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KKa,b	71,149,000		71,149,000
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HHa,b	22,276,000		22,888,590
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFa,b	56,856,000		58,455,075

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Principal Amount	Value
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Ra,b		$15,839,000	$16,533,936
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b		115,046,000	121,445,434
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ua,b		48,979,000	52,285,083
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b		94,709,000	102,711,911
M&T Bank Corp., 3.50% to 9/1/26[a,b]		22,308,000	21,913,148
PNC Financial Services Group, Inc./The, 3.40% to 9/15/26, Series Ta,b		45,789,000	45,181,838
Regions Financial Corp., 5.75% to 6/15/25, Series Da,b		13,340,000	14,640,650
SVB Financial Group, 4.00% to 5/15/26, Series Ca,b		88,784,000	89,338,900
SVB Financial Group, 4.25% to 11/15/26, Series Da,b		71,641,000	72,778,301
SVB Financial Group, 4.70% to 11/15/31, Series Ea,b		46,020,000	47,427,062
Truist Financial Corp., 4.80% to 9/1/24, Series Na,b		33,901,000	35,426,545
Truist Financial Corp., 4.95% to 9/1/25, Series Pa,b		48,145,000	51,774,738
Truist Financial Corp., 5.10% to 3/1/30, Series Qa,b		40,102,000	44,914,240
Truist Financial Corp., 5.125% to 12/15/27, Series Ma,b		34,742,000	36,739,665
US Bancorp, 3.70% to 1/15/27[a,b]		54,334,000	54,458,968
Wells Fargo & Co., 3.90% to 3/15/26, Series BBa,b		217,958,000	224,088,073
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,b		54,284,000	59,440,980
Wells Fargo & Co., 5.90% to 6/15/24, Series Sa,b		17,907,000	18,905,584
Wells Fargo & Co., 5.95%, due 12/1/86		41,433,000	55,953,663
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		5,055,000	6,959,576

			2,940,887,973

BANKS—FOREIGN	27.9%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[a,b,d,e]		21,200,000	25,062,370
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)[a,b,c,e]		19,530,000	22,207,270
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 (Spain)[a,b,e]		10,800,000	11,434,500
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[a,b,e]		46,200,000	49,145,250
Banco BPM SpA, 6.125% to 1/21/25 (Italy)[a,b,d,e]		22,990,000	27,318,176
Banco BPM SpA, 6.50% to 1/19/26 (Italy)[a,b,d,e]		10,200,000	12,491,394
Banco de Sabadell SA, 5.00% to 5/19/27 (Spain)[a,b,d,e]		39,200,000	44,994,921
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)[a,b,d,e]		21,400,000	25,857,886
Banco Mercantil del Norte SA/Grand Cayman, 5.875% to 1/24/27, 144A (Mexico)[a,b,c,e]		14,000,000	13,982,500

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

	Principal Amount	Value
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32, 144A (Mexico)[a,b,c,e]	$26,900,000	$26,819,300
Banco Santander SA, 4.75% to 11/12/26 (Spain)[a,b,e]	70,200,000	70,325,658
Banco Santander SA, 7.50% to 2/8/24 (Spain)[a,b,d,e]	25,800,000	27,815,625
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,b,c]	56,838,000	60,966,735
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)[a,b,d,e]	17,940,000	22,326,732
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[a,b,d,e]	25,800,000	33,907,792
Bank of Montreal, 4.30% to 10/26/25, due 11/26/80 (Canada)[b]	15,400,000	12,651,874
Bank of Montreal, 4.80% to 8/25/24 (Canada)[a,b]	19,000,000	19,831,250
Bank of Nova Scotia/The, 3.625% to 10/27/26, due 10/27/81, Series 2 (Canada)[b]	9,000,000	8,699,416
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[a,b]	38,295,000	41,131,223
Barclays PLC, 4.375% to 3/15/28 (United Kingdom)[a,b,e]	37,250,000	36,579,500
Barclays PLC, 5.875% to 9/15/24 (United Kingdom)[a,b,d,e]	6,200,000	8,844,129
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[a,b,e]	50,670,000	54,893,345
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[a,b,e]	20,000,000	29,862,154
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)[a,b,d,e]	13,909,000	19,722,104
Barclays PLC, 7.75% to 9/15/23 (United Kingdom)[a,b,e]	13,400,000	14,413,308
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[a,b,d,e]	16,772,000	17,002,615
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,e]	50,390,000	55,821,034
BNP Paribas SA, 4.625% to 2/25/31, 144A (France)[a,b,c,e]	6,600,000	6,636,300
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,b,c,e]	72,931,000	78,769,127
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[a,b,c,e]	39,500,000	46,257,463
BNP Paribas SA, 7.195% to 1/3/22, 144A (France)[a,b,c]	1,571,000	1,571,000
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,b,c,e]	82,592,000	93,902,561
Commerzbank AG, 4.25% to 10/9/27 (Germany)[a,b,d,e]	38,600,000	43,825,234
Commerzbank AG, 6.125% to 10/9/25 (Germany)[a,b,d,e]	7,600,000	9,442,147
Commerzbank AG, 7.00% to 4/9/25 (Germany)[a,b,d,e]	18,000,000	19,340,154
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,c,e]	63,837,000	69,773,841
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,c,e]	49,230,000	54,028,448
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,c,e]	37,300,000	44,303,075
Credit Suisse Group AG, 4.50% to 9/3/30, 144A (Switzerland)[a,b,c,e]	12,600,000	12,300,750
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)[a,b,c,e]	38,940,000	40,302,900

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

	Principal Amount	Value
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,b,c,e]	$63,300,000	$68,382,990
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[a,b,d,e]	69,743,000	71,520,749
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,b,c,e]	60,212,000	66,174,794
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,b,c,e]	103,201,000	109,315,659
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,b,c,e]	31,224,000	33,807,411
Danske Bank A/S, 4.375% to 5/18/26 (Denmark)[a,b,d,e]	31,200,000	31,218,564
Deutsche Bank AG, 4.50% to 11/30/26 (Germany)[a,b,d,e]	30,600,000	35,182,184
Deutsche Bank AG, 4.789% to 4/30/25 (Germany)[a,b,d,e]	38,000,000	37,812,660
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)[a,b,e]	35,600,000	37,157,500
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[a,b,e]	27,000,000	29,396,250
Deutsche Pfandbriefbank AG, 5.75% to 4/28/23, Series 3529 (Germany)[a,b,d,e]	7,800,000	9,020,073
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,b,c]	23,856,000	39,123,840
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)[a,b,e]	17,800,000	17,829,904
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)[a,b,e]	29,500,000	31,823,125
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)[a,b,e]	13,800,000	14,817,750
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b,e]	65,234,000	70,495,448
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,b,e]	38,437,000	42,409,656
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)[b,d]	25,000,000	28,747,827
ING Groep N.V., 3.875% to 5/16/27 (Netherlands)[a,b,e]	26,400,000	25,179,000
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)[a,b,d,e]	11,400,000	11,522,755
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[a,b,e]	45,600,000	49,115,076
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,b,e]	50,921,000	55,520,694
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)[a,b,d,e]	39,400,000	42,578,280

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

	Principal Amount	Value
Intesa Sanpaolo SpA, 5.50% to 3/1/28, Series EMTN (Italy)[a,b,d,e]	$20,459,000	$25,446,474
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,b,c,e]	42,000,000	47,145,000
Intesa Sanpaolo SpA, 7.75% to 1/11/27 (Italy)[a,b,d,e]	5,000,000	6,919,943
La Banque Postale SA, 3.00% to 11/20/28 (France)[a,b,d,e]	14,200,000	15,175,353
Lloyds Banking Group PLC, 3.369% to 9/14/41, due 12/14/46 (United Kingdom)[b]	32,689,000	32,566,270
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)[a,b,e]	21,272,000	23,989,179
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,b,e]	44,761,000	49,536,551
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,b,e]	42,760,000	48,343,840
Natwest Group PLC, 4.60% to 6/28/31 (United Kingdom)[a,b,e]	24,000,000	23,580,000
Natwest Group PLC, 5.125% to 5/12/27 (United Kingdom)[a,b,e]	7,600,000	10,814,187
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[a,b,e]	19,200,000	21,058,944
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,b,e]	59,000,000	68,577,470
Nordea Bank Abp, 3.75% to 3/1/29, 144A (Finland)[a,b,c,e]	17,600,000	16,728,800
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,b,c,e]	30,800,000	35,112,000
Piraeus Financial Holdings SA, 8.75% to 6/16/26 (Greece)[a,b,d,e]	12,600,000	14,332,543
Royal Bank of Canada, 3.65% to 10/24/26, due 11/24/81 (Canada)[b]	29,000,000	22,284,343
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)[b]	39,000,000	32,327,499
Societe Generale SA, 4.75% to 5/26/26, 144A (France)[a,b,c,e]	42,800,000	43,566,548
Societe Generale SA, 5.375% to 11/18/30, 144A (France)[a,b,c,e]	31,800,000	33,482,221
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,b,c,e]	65,771,000	72,348,100
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,b,c,e]	75,200,000	82,438,000
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,b,c,e]	64,667,000	74,789,650
Standard Chartered PLC, 4.30% to 8/19/28, 144A (United Kingdom)[a,b,c,e]	22,000,000	21,230,000

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Principal Amount	Value
Standard Chartered PLC, 4.75% to 1/14/31, 144A (United Kingdom)[a,b,c,e]		$25,600,000	$25,424,000
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,b,c,e]		53,666,000	56,979,339
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)[a,d]		22,373,125	35,151,076
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)[a,b,d,e]		14,800,000	15,395,700
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)[a,b,d,e]		46,600,000	48,464,000
UBS Group AG, 3.875% to 6/2/26, 144A (Switzerland)[a,b,c,e]		13,200,000	13,017,840
UBS Group AG, 5.125% to 7/29/26 (Switzerland)[a,b,d,e]		8,000,000	8,528,000
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[a,b,d,e]		64,515,000	71,893,903
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[a,b,c,e]		78,400,000	84,589,288
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[a,b,d,e]		11,000,000	12,276,000
Unicaja Banco SA, 4.875% to 11/18/26 (Spain)[a,b,d,e]		22,000,000	24,895,708
UniCredit SpA, 4.45% to 12/3/27, Series EMTN (Italy)[a,b,d,e]		22,200,000	25,662,532
UniCredit SpA, 7.50% to 6/3/26 (Italy)[a,b,d,e]		19,300,000	25,857,986
UniCredit SpA, 8.00% to 6/3/24 (Italy)[a,b,d,e]		44,203,000	48,457,539

			3,591,099,076

ELECTRIC	3.8%
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62[b]		43,615,000	44,303,079
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Aa,b		14,724,000	15,322,163
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50[b]		21,286,000	23,201,740
Dominion Energy Inc, 4.35% to 1/15/27, Series Ca,b		40,798,000	42,225,930
Dominion Energy, Inc., 4.65% to 12/15/24, Series Ba,b		29,847,000	31,190,115
Duke Energy Corp., 3.25% to 1/15/27, due 1/15/82[b]		5,134,000	5,006,764
Duke Energy Corp., 4.875% to 9/16/24[a,b]		33,389,000	34,724,560
Edison International, 5.00% to 12/15/26, Series Ba,b		50,125,000	51,343,037
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82[b]		56,706,000	57,724,030
Sempra Energy, 4.125% to 1/1/27, due 4/1/52[b]		54,669,000	55,394,559
Southern California Edison Co., 6.25% to 2/1/22, Series Ea,b		16,991,000	16,997,241

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Principal Amount	Value
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Ab		$65,428,000	$65,591,570
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series Bb		39,720,000	40,713,000

			483,737,788

ELECTRIC—FOREIGN	1.4%
Electricite de France SA, 2.625% to 12/1/27 (France)[a,b,d]		27,000,000	30,909,018
Electricite de France SA, 2.875% to 12/15/26 (France)[a,b,d]		5,000,000	5,850,727
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)[a,b,d]		15,900,000	20,062,877
Electricite de France SA, 5.625% to 1/22/24, 144A (France)[a,b,c]		6,152,000	6,497,804
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[b]		99,553,000	114,859,276

			178,179,702

FINANCIAL	3.9%
CREDIT CARD	0.5%
American Express Co., 3.55% to 9/15/26[a,b]		55,360,000	55,546,840
Discover Financial Services, 6.125% to 6/23/25, Series Da,b		12,865,000	14,196,528

			69,743,368

DIVERSIFIED FINANCIAL SERVICES	0.8%
Aircastle Ltd., 5.25% to 6/15/26, 144Aa,b,c		19,860,000	20,356,500
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Ab,c		18,444,000	18,941,205
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Ab,c		24,083,000	24,186,568
Depository Trust & Clearing Corp./The, 3.375% to 6/20/26, Series D, 144Aa,b,c		8,000,000	8,085,000
ILFC E-Capital Trust II, 3.62% (30 Year CMT + 1.80%), due 12/21/65, (FRN)144Ac,f		31,635,000	27,127,012

			98,696,285

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Principal Amount	Value
INVESTMENT BANKER/BROKER	2.6%
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ia,b		$169,785,000	$173,392,931
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Ha,b		59,663,000	60,334,209
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ga,b		88,143,000	96,296,227

			330,023,367

TOTAL FINANCIAL			498,463,020

FOOD	0.2%
Land O’ Lakes, Inc., 7.00%, 144Aa,c		4,075,000	4,357,071
Land O’ Lakes, Inc., 7.25%, 144Aa,c		15,285,000	16,546,777

			20,903,848

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 3.533% (3 Month US LIBOR + 3.33%), Series D (FRN)[a,f]		27,009,000	26,873,955

INSURANCE	12.2%
FINANCE	0.2%
Liberty Mutual Group, Inc., 4.125% to 12/15/26, due 12/15/51, 144Ab,c		33,383,000	33,348,782

LIFE/HEALTH INSURANCE	4.1%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Ba,b		45,630,000	47,911,500
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[c]		68,080,000	93,099,400
MetLife, Inc., 5.875% to 3/15/28, Series Da,b		13,557,000	15,240,885
MetLife, Inc., 9.25%, due 4/8/68, 144Ac		49,077,000	72,826,710
MetLife, Inc., 10.75%, due 8/1/39		21,193,000	35,920,809
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[b]		41,014,000	42,737,797
Prudential Financial, Inc., 5.375% to 5/15/25, due 5/15/45[b]		36,465,000	38,935,968
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[b]		63,408,000	65,990,678
SBL Holdings, Inc., 6.50% to 11/13/26, 144Aa,b,c		45,500,000	44,931,250
SBL Holdings, Inc., 7.00% to 5/13/25, 144Aa,b,c		40,295,000	40,345,369
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[b]		28,861,000	29,953,533

			527,893,899

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Principal Amount	Value
LIFE/HEALTH INSURANCE—FOREIGN	3.1%
Dai-ichi Life Insurance Co., Ltd./The, 4.00% to 7/24/26, 144A (Japan)[a,b,c]		$30,544,000	$32,605,720
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)[a,b,c]		40,649,000	43,850,109
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)[a,b,d]		12,000,000	13,050,000
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[a,b,d]		21,419,000	23,156,617
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)[a,b,c]		24,000,000	24,786,989
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[b,c]		9,613,000	10,568,218
Nippon Life Insurance Co., 4.00% to 9/19/27, due 9/19/47, 144A (Japan)[b,c]		26,290,000	28,169,735
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)[b,c]		16,300,000	17,767,163
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[b,c]		50,605,000	54,550,925
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[a,b,d,e]		39,700,000	41,833,875
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)[a,b,d,e]		40,800,000	40,567,277
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)[a,b,d,e]		20,358,000	31,240,025
Sumitomo Life Insurance Co., 4.00% to 9/14/27, due 9/14/77, 144A (Japan)[b,c]		18,400,000	19,748,536
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[b,c]		16,450,000	17,824,562

			399,719,751

MULTI-LINE	0.4%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9[b]		13,768,000	15,489,000
Hartford Financial Services Group, Inc./The, 2.281% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[c,f]		35,950,000	34,340,239

			49,829,239

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Principal Amount	Value
MULTI-LINE—FOREIGN	1.1%
Allianz SE, 3.50% to 11/17/25, 144A (Germany)[a,b,c,e]		$24,600,000	$24,692,250
AXA SA, 6.379% to 12/14/36, 144A (France)[a,b,c]		31,802,000	43,974,215
AXA SA, 8.60%, due 12/15/30 (France)		8,072,000	11,659,145
Beazley Insurance DAC, 5.50%, due 9/10/29 (United Kingdom)[d]		17,605,000	19,814,428
CNP Assurances, 4.875% to 10/7/30 (France)[a,b,d,e]		19,000,000	19,415,625
UnipolSai Assicurazioni SpA, 6.375% to 4/27/30 (Italy)[a,b,d,e]		13,000,000	16,857,024

			136,412,687

PROPERTY CASUALTY	0.9%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[b]		37,900,000	43,348,125
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40[b]		38,512,000	39,574,161
Markel Corp., 6.00% to 6/1/25[a,b]		27,800,000	30,510,501

			113,432,787

PROPERTY CASUALTY—FOREIGN	1.7%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)[a,b,d]		34,100,000	35,272,188
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)[a,b,d,e]		27,570,000	35,096,193
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[b,d]		30,600,000	32,945,490
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,b,c]		52,275,000	56,587,687
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[b,d]		49,195,000	54,553,115

			214,454,673

REINSURANCE	0.7%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[b]		29,320,000	30,683,792
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Ab,c		63,064,000	63,997,351

			94,681,143

TOTAL INSURANCE			1,569,772,961

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Principal Amount	Value
INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.5%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[b]		$ 53,424,000	$52,974,170
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[b]		11,964,000	14,482,825

			67,456,995

OIL & GAS—FOREIGN	1.9%
BP Capital Markets PLC, 4.25% to 3/22/27 (United Kingdom)[a,b,d]		24,300,000	34,285,689
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[a,b]		56,004,000	58,664,190
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[a,b]		137,537,000	148,883,803

			241,833,682

PIPELINES	0.6%
Energy Transfer LP, 6.50% to 11/15/26, Series Ha,b		36,640,000	37,372,800
Energy Transfer LP, 7.125% to 5/15/30, Series Ga,b		41,604,000	42,332,070

			79,704,870

PIPELINES—FOREIGN	3.5%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)[b]		85,631,000	95,264,487
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[b]		68,893,000	74,103,066
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[b]		65,789,000	71,463,907
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[b]		80,613,000	86,356,676
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[b]		9,857,000	10,374,493
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[b]		105,530,000	115,555,350

			453,117,979

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Principal Amount	Value
REAL ESTATE—RETAIL—FOREIGN	1.0%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[b,c]		$63,500,000	$66,516,250
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[b,c]		59,700,000	64,028,250

			130,544,500

UTILITIES	1.8%
ELECTRIC	1.3%
Edison International, 5.375% to 3/15/26, Series Aa,b		52,774,000	55,352,010
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[b]		18,088,000	20,512,256
Sempra Energy, 4.875% to 10/15/25[a,b]		89,821,000	96,403,083

			172,267,349

ELECTRIC—FOREIGN	0.2%
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[b,c]		25,000,000	27,894,000

GAS	0.3%
South Jersey Industries, Inc., 5.02%, due 4/15/31		30,500,000	33,102,221

TOTAL UTILITIES			233,263,570

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$10,171,361,739)			10,515,839,919

CORPORATE BONDS—REAL ESTATE	0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, due 5/15/26, 144Ac		7,480,000	7,750,215

TOTAL CORPORATE BONDS (Identified cost—$7,480,000)			7,750,215

		Shares
SHORT-TERM INVESTMENTS	2.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class i, 0.01%[g]		368,182,826	368,182,826

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$368,182,826)			368,182,826

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Value
PURCHASED OPTION CONTRACTS (Premiums paid—$7,181,402)	0.0%	$6,092,239

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$12,296,849,235)	99.0%	12,719,978,965
OTHER ASSETS IN EXCESS OF LIABILITIES	1.0	134,354,992
WRITTEN OPTION CONTRACTS (Premiums received—$3,829,201)	(0.0)	(2,437,304)

NET ASSETS	100.0%	$12,851,896,653

Over-the-Counter Option Contracts
Purchased Options:
Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[h]	Premiums Paid	Value
Option to receive 3-month LIBOR Quarterly, Pay 1.75% Semiannually, maturing 4/5/32	Goldman Sachs International	1.75%	4/1/22	$271,529,000	$4,532,382	$2,668,587
Option to receive 3-month LIBOR Quarterly, Pay 1.48% Semiannually, maturing 4/22/32	Goldman Sachs International	1.48%	4/20/22	142,670,000	2,649,020	3,423,652
				$414,199,000	$7,181,402	$6,092,239

Written Options:
Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[h]	Premiums Received	Value
Option to pay 3-month LIBOR Quarterly, Receive 2.05% Semiannually, maturing 4/5/32	Goldman Sachs International	2.05%	4/1/22	$(271,529,000)	$(2,421,410)	$(943,835)
Option to pay 3-month LIBOR Quarterly, Receive 1.78% Semiannually, maturing 4/22/32	Goldman Sachs International	1.78%	4/20/22	(142,670,000)	(1,407,791)	(1,493,469)
				$(414,199,000)	$(3,829,201)	$(2,437,304)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

Forward Foreign Currency Exchange Contracts

Counterparty		Contracts to Deliver		In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	573,431,522	USD	648,161,118	1/4/22	$(4,690,450)
Brown Brothers Harriman	USD	37,779,960	EUR	33,474,414	1/4/22	330,647
Brown Brothers Harriman	USD	614,098,618	EUR	539,957,108	1/4/22	642,342
Brown Brothers Harriman	CAD	103,419,776	USD	80,770,197	1/5/22	(987,752)
Brown Brothers Harriman	GBP	100,019,297	USD	132,635,590	1/5/22	(2,745,525)
Brown Brothers Harriman	USD	72,932,599	CAD	92,115,331	1/5/22	(111,318)
Brown Brothers Harriman	USD	8,838,676	CAD	11,304,445	1/5/22	97,993
Brown Brothers Harriman	USD	135,457,134	GBP	100,019,297	1/5/22	(76,019)
Brown Brothers Harriman	CAD	85,406,203	USD	67,613,131	2/2/22	97,657
Brown Brothers Harriman	EUR	533,676,241	USD	607,264,858	2/2/22	(678,087)
Brown Brothers Harriman	GBP	100,732,120	USD	136,404,889	2/2/22	67,375
						$(8,053,137)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $2,633,306,251 which represents 20.5% of the net assets of the Fund, of which 0.0% are illiquid.

[d]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,438,921,296 which represents 11.2% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $3,465,748,992 or 27.0% of the net assets of the Fund

[f]	Variable rate. Rate shown is in effect at December 31, 2021.
[g]	Rate quoted represents the annualized seven-day yield.
[h]	Represents the notional amount of the underlying swap contract.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

Country Summary	% of Net Assets
United States	52.2
United Kingdom	10.2
Canada	6.8
France	6.7
Switzerland	4.6
Netherlands	2.5
Italy	2.3
Spain	2.2
Australia	2.1
Japan	2.0
Germany	1.9
Sweden	0.5
Hong Kong	0.5
Other (includes short-term investments)	5.5

100.0%

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS:
Investments in securities, at value (Identified cost—$12,296,849,235)	$12,719,978,965
Cash	26,090,483
Foreign currency, at value (Identified cost—$1,363,243)	1,370,644
Receivable for:
Dividends and interest	123,378,869
Fund shares sold	27,110,026
Investment securities sold	26,734,183
Unrealized appreciation on forward foreign currency exchange contracts	1,236,014
Other assets	71,114

Total Assets	12,925,970,298

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	9,289,151
Written option contracts, at value (Premiums received—$3,829,201)	2,437,304
Payable for:
Investment securities purchased	36,359,726
Fund shares redeemed	11,667,220
Investment advisory fees	7,414,181
Cash collateral received for over-the-counter option contracts	3,650,000
Shareholder servicing fees	1,551,618
Administration fees	542,556
Distribution fees	37,648
Directors’ fees	9,402
Other liabilities	1,114,839

Total Liabilities	74,073,645

NET ASSETS	$12,851,896,653

NET ASSETS consist of:
Paid-in capital	$12,414,719,966
Total distributable earnings/(accumulated loss)	437,176,687

$12,851,896,653

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2021

CLASS A SHARES:
NET ASSETS	$1,215,883,544
Shares issued and outstanding ($0.001 par value common stockoutstanding)	86,376,284

Net asset value and redemption price per share	$14.08

Maximum offering price per share ($14.08 ÷ 0.9625)[a]	$14.63

CLASS C SHARES:
NET ASSETS	$511,146,709
Shares issued and outstanding ($0.001 par value common stock outstanding)	36,547,537

Net asset value and offering price per share[b]	$13.99

CLASS F SHARES:
NET ASSETS	$1,423,752,971
Shares issued and outstanding ($0.001 par value common stock outstanding)	100,903,659

Net asset value, offering and redemption price per share	$14.11

CLASS I SHARES:
NET ASSETS	$9,634,847,251
Shares issued and outstanding ($0.001 par value common stock outstanding)	682,705,947

Net asset value, offering and redemption price per share	$14.11

CLASS R SHARES:
NET ASSETS	$2,071,591
Shares issued and outstanding ($0.001 par value common stock outstanding)	146,956

Net asset value, offering and redemption price per share	$14.10

CLASS Z SHARES:
NET ASSETS	$64,194,587
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,547,533

Net asset value, offering and redemption price per share	$14.12

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Investment Income:
Interest income	$440,763,181
Dividend income	104,458,833

Total Investment Income	545,222,014

Expenses:
Investment advisory fees	82,672,840
Distribution fees—Class A	2,958,281
Distribution fees—Class C	4,023,165
Distribution fees—Class R	12,535
Shareholder servicing fees—Class A	1,183,313
Shareholder servicing fees—Class C	1,341,055
Shareholder servicing fees—Class I	5,735,719
Administration fees	6,820,483
Transfer agent fees and expenses	1,228,246
Registration and filing fees	655,171
Shareholder reporting expenses	514,805
Directors’ fees and expenses	429,899
Custodian fees and expenses	222,141
Professional fees	173,223
Miscellaneous	287,292

Total Expenses	108,258,168

Net Investment Income (Loss)	436,963,846

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	199,497,997
Written option contracts	5,259,632
Forward foreign currency exchange contracts	38,118,169
Foreign currency transactions	(45,815)

Net realized gain (loss)	242,829,983

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(306,703,428)
Written option contracts	1,391,897
Forward foreign currency exchange contracts	6,140,339
Foreign currency translations	(377,998)

Net change in unrealized appreciation (depreciation)	(299,549,190)

Net Realized and Unrealized Gain (Loss)	(56,719,207)

Net Increase (Decrease) in Net Assets Resulting from Operations	$380,244,639

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$436,963,846	$380,983,678
Net realized gain (loss)	242,829,983	22,369,747
Net change in unrealized appreciation (depreciation)	(299,549,190)	248,961,443

Net increase (decrease) in net assets resulting from operations	380,244,639	652,314,868

Distributions to Shareholders:
Class A	(61,087,771)	(38,864,239)
Class C	(23,911,591)	(21,215,153)
Class F	(77,336,512)	(58,635,943)
Class I	(486,002,465)	(284,978,578)
Class R	(120,475)	(100,662)
Class Z	(3,818,495)	(1,697,339)
Tax Return of Capital to Shareholders:
Class A	—	(9,397,785)
Class C	—	(6,309,422)
Class F	—	(12,871,399)
Class I	—	(64,828,992)
Class R	—	(25,678)
Class Z	—	(344,446)

Total distributions	(652,277,309)	(499,269,636)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,863,449,630	2,224,997,471

Total increase (decrease) in net assets	1,591,416,960	2,378,042,703
Net Assets:
Beginning of year	11,260,479,693	8,882,436,990

End of year	$12,851,896,653	$11,260,479,693

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.38	$14.26	$12.75	$14.14	$13.41

Income (loss) from investment operations:

Net investment income (loss)[a]	0.49	0.54	0.59	0.59	0.60

Net realized and unrealized gain (loss)	(0.06)	0.29	1.63	(1.27)	0.86

Total from investment operations	0.43	0.83	2.22	(0.68)	1.46

Less dividends and distributions to shareholders from:
Net investment income	(0.53)	(0.56)	(0.60)	(0.65)	(0.65)
Net realized gain	(0.20)	(0.01)	(0.06)	(0.04)	(0.08)
Tax return of capital	—	(0.14)	(0.05)	(0.02)	—

Total dividends and distributions to shareholders	(0.73)	(0.71)	(0.71)	(0.71)	(0.73)

Net increase (decrease) in net asset value	(0.30)	0.12	1.51	(1.39)	0.73

Net asset value, end of year	$14.08	$14.38	$14.26	$12.75	$14.14

Total return[b,c]	3.08%	6.17%	17.75%	-4.96%	11.04%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$1,215.9	$1,110.5	$888.8	$661.8	$981.8

Ratios to average daily net assets:

Expenses	1.12%	1.14%	1.14%	1.15%	1.16%

Net investment income (loss)	3.40%	3.89%	4.29%	4.31%	4.24%

Portfolio turnover rate	45%	49%	47%	51%	36%

a Calculation based on average shares outstanding.

b Return assumes the reinvestment of all dividends and distributions at net asset value.

c Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.29	$14.17	$12.68	$14.06	$13.34

Income (loss) from investment operations:

Net investment income (loss)[a]	0.39	0.44	0.50	0.50	0.50
Net realized and unrealized gain (loss)	(0.05)	0.29	1.61	(1.26)	0.85

Total from investment operations	0.34	0.73	2.11	(0.76)	1.35

Less dividends and distributions to shareholders from:

Net investment income	(0.44)	(0.46)	(0.51)	(0.56)	(0.55)
Net realized gain	(0.20)	(0.01)	(0.06)	(0.04)	(0.08)
Tax return of capital	—	(0.14)	(0.05)	(0.02)	—

Total dividends and distributions to shareholders	(0.64)	(0.61)	(0.62)	(0.62)	(0.63)

Net increase (decrease) in net asset value	(0.30)	0.12	1.49	(1.38)	0.72

Net asset value, end of year	$13.99	$14.29	$14.17	$12.68	$14.06

Total return[b,c]	2.43%	5.51%	16.93%	-5.54%	10.30%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$511.1	$561.8	$702.7	$650.9	$838.1

Ratios to average daily net assets:

Expenses	1.77%	1.79%	1.79%	1.80%	1.81%

Net investment income (loss)	2.75%	3.24%	3.64%	3.68%	3.59%

Portfolio turnover rate	45%	49%	47%	51%	36%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class F
	For the Year Ended December 31,				For the Period April 3, 2017[a] through December 31, 2017
Per Share Operating Data:	2021	2020	2019	2018
Net asset value, beginning of period	$14.41	$14.28	$12.77	$14.16	$13.82

Income (loss) from investment operations:

Net investment income (loss)[b]	0.54	0.59	0.64	0.64	0.53
Net realized and unrealized gain (loss)	(0.06)	0.29	1.63	(1.27)	0.40

Total from investment operations	0.48	0.88	2.27	(0.63)	0.93

Less dividends and distributions to shareholders from:

Net investment income	(0.58)	(0.60)	(0.65)	(0.70)	(0.51)
Net realized gain	(0.20)	(0.01)	(0.06)	(0.04)	(0.08)
Tax return of capital	—	(0.14)	(0.05)	(0.02)	—

Total dividends and distributions to shareholders	(0.78)	(0.75)	(0.76)	(0.76)	(0.59)

Net increase (decrease) in net asset value	(0.30)	0.13	1.51	(1.39)	0.34

Net asset value, end of period	$14.11	$14.41	$14.28	$12.77	$14.16

Total return[c]	3.43%	6.60%	18.12%	-4.62%	6.79%[d]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$1,423.8	$1,509.9	$888.2	$560.0	$616.5

Ratios to average daily net assets:

Expenses	0.77%	0.79%	0.79%	0.80%	0.81%[e]

Net investment income (loss)	3.74%	4.27%	4.64%	4.71%	5.20%[e]

Portfolio turnover rate	45%	49%	47%	51%	36%[d]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.41	$14.29	$12.78	$14.17	$13.44

Income (loss) from investment operations:

Net investment income (loss)[a]	0.53	0.58	0.63	0.63	0.64
Net realized and unrealized gain (loss)	(0.05)	0.29	1.63	(1.27)	0.86

Total from investment operations	0.48	0.87	2.26	(0.64)	1.50

Less dividends and distributions to shareholders from:

Net investment income	(0.58)	(0.60)	(0.64)	(0.69)	(0.69)
Net realized gain	(0.20)	(0.01)	(0.06)	(0.04)	(0.08)
Tax return of capital	—	(0.14)	(0.05)	(0.02)	—

Total dividends and distributions to shareholders	(0.78)	(0.75)	(0.75)	(0.75)	(0.77)

Net increase (decrease) in net asset value	(0.30)	0.12	1.51	(1.39)	0.73

Net asset value, end of year	$14.11	$14.41	$14.29	$12.78	$14.17

Total return[b]	3.37%	6.46%	18.05%	-4.66%	11.37%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$9,634.8	$7,992.3	$6,389.4	$3,840.0	$5,466.7

Ratios to average daily net assets:

Expenses (before expense reduction)	0.83%	0.85%	0.85%	0.86%	0.87%

Expenses (net of expense reduction)	0.83%	0.85%	0.85%	0.85%	0.85%

Net investment income (loss) (before expense reduction)	3.68%	4.18%	4.60%	4.61%	4.53%

Net investment income (loss) (net of expense reduction)	3.68%	4.18%	4.60%	4.62%	4.55%

Portfolio turnover rate	45%	49%	47%	51%	36%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.40	$14.27	$12.77	$14.15	$13.42

Income (loss) from investment operations:

Net investment income (loss)[a]	0.46	0.51	0.57	0.57	0.57
Net realized and unrealized gain (loss)	(0.05)	0.30	1.62	(1.26)	0.86

Total from investment operations	0.41	0.81	2.19	(0.69)	1.43

Less dividends and distributions to shareholders from:

Net investment income	(0.51)	(0.53)	(0.58)	(0.63)	(0.62)
Net realized gain	(0.20)	(0.01)	(0.06)	(0.04)	(0.08)
Tax return of capital	—	(0.14)	(0.05)	(0.02)	—

Total dividends and distributions to shareholders	(0.71)	(0.68)	(0.69)	(0.69)	(0.70)

Net increase (decrease) in net asset value	(0.30)	0.13	1.50	(1.38)	0.73

Net asset value, end of year	$14.10	$14.40	$14.27	$12.77	$14.15

Total return[b]	2.91%	6.08%	17.46%	-5.03%	10.86%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$2,071.6	$2,862.1	$2,772.0	$2,320.8	$2,428.5

Ratios to average daily net assets:

Expenses	1.27%	1.29%	1.29%	1.30%	1.31%

Net investment income (loss)	3.24%	3.74%	4.15%	4.22%	4.09%

Portfolio turnover rate	45%	49%	47%	51%	36%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.41	$14.29	$12.78	$14.16	$13.43

Income (loss) from investment operations:

Net investment income (loss)[a]	0.54	0.60	0.65	0.64	0.66
Net realized and unrealized gain (loss)	(0.05)	0.27	1.62	(1.26)	0.84

Total from investment operations	0.49	0.87	2.27	(0.62)	1.50

Less dividends and distributions to shareholders from:

Net investment income	(0.58)	(0.60)	(0.65)	(0.70)	(0.69)
Net realized gain	(0.20)	(0.01)	(0.06)	(0.04)	(0.08)
Tax return of capital	—	(0.14)	(0.05)	(0.02)	—

Total dividends and distributions to shareholders	(0.78)	(0.75)	(0.76)	(0.76)	(0.77)

Net increase (decrease) in net asset value	(0.29)	0.12	1.51	(1.38)	0.73

Net asset value, end of year	$14.12	$14.41	$14.29	$12.78	$14.16

Total return[b]	3.50%	6.52%	18.11%	-4.55%	11.41%

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$64,194.6	$83,089.3	$10,582.9	$1,934.2	$862.2

Ratios to average daily net assets:

Expenses	0.77%	0.79%	0.79%	0.80%	0.81%

Net investment income (loss)	3.74%	4.32%	4.67%	4.76%	4.70%

Portfolio turnover rate	45%	49%	47%	51%	36%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 22, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return through high current income and capital appreciation. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities— $25 Par Value	$1,822,113,766	$1,822,113,766	—	—
Preferred Securities— Capital Securities	10,515,839,919	—	10,515,839,919	—
Corporate Bonds	7,750,215	—	7,750,215	—
Short-Term Investments	368,182,826	—	368,182,826	—
Purchased Option Contracts	6,092,239	—	6,092,239	—

Total Investments in Securities[a]	$12,719,978,965	$1,822,113,766	$10,897,865,199	$—

Forward Foreign Currency Exchange Contracts	$1,236,014	$—	$1,236,014	$—

Total Derivative Assets[a]	$1,236,014	$—	$1,236,014	$—

Written Option Contracts	$(2,437,304)	$—	$(2,437,304)	$—
Forward Foreign Currency Exchange Contracts	(9,289,151)	—	(9,289,151)	—

Total Derivative Liabilities[a]	$(11,726,455)	$—	$(11,726,455)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions, which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2021, a portion of the dividends have been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2021, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund up to $8.5 billion and 0.65% of such assets in excess of $8.5 billion.

For the year ended December 31, 2021, and through June 30, 2023, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can only be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended December 31, 2021, the investment adviser did not waive and/or reimburse expenses.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the year ended December 31, 2021, the Fund incurred $6,032,526 in fees under

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 3.75% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares if redemption occurs within one year from purchase. For the year ended December 31, 2021, the Fund has been advised that the distributor received $178,237, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $34,520 and $48,702 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes will be used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $57,807 for the year ended December 31, 2021.

Other: The Fund is permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Fund’s Board of Directors. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price as prescribed in the procedures. Pursuant to these procedures, for the year ended December 31, 2021, the Fund engaged in such transactions through purchases of $4,176,266.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2021, totaled $6,911,795,355 and $5,196,861,537, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2021 and the effect of derivatives held during the year ended December 31, 2021, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$1,236,014	Unrealized depreciation	$9,289,151
Interest Rate Risk:
Purchased Option Contracts—Over-the-Counter	Investments in securities, at value	6,092,239	—	—
Written Option Contracts—Over-the-Counter	—	—	Written option contracts, at value	2,437,304

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$(5,346,236)	$—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	2,072,477	—
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	38,118,169	6,140,339
Interest Rate Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	(4,983,552)	(1,089,163)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	3,187,155	1,391,897

[a]	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At December 31, 2021, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Interest Rate Risk:
Purchased Option Contracts—Over-the-Counter	$6,092,239	$—
Written Option Contracts—Over-the-Counter	—	2,437,304

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of December 31, 2021:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received[a]	Net Amount of Derivative Asset[b]
Goldman Sachs International	$6,092,239	$(2,437,304)	$(3,650,000)	$4,935

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$2,437,304	$(2,437,304)	$—	$—

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or the net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the year ended December 31, 2021:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$442,896,366	$442,896,366	$758,606,561

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents ten months for both purchased and written option contracts.

[b]

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2021	2020
Ordinary income	$517,329,011	$399,295,654
Long-term capital gain	134,948,298	6,196,260
Tax return of capital	—	93,777,722

Total dividends and distributions	$652,277,309	$499,269,636

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2021, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$12,305,038,250

Gross unrealized appreciation on investments	$451,392,977
Gross unrealized depreciation on investments	(34,717,965)

Net unrealized appreciation (depreciation) on investments	$416,675,012

Undistributed ordinary income	$20,501,674

As of December 31, 2021, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, mark to market on forward foreign currency contracts and certain fixed income securities and permanent book/tax differences primarily attributable to certain fixed income securities and Fund redemptions used as distributions. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $21,017,117 and total distributable earnings/(accumulated loss) was charged $21,017,117. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 2.2 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 1.2 billion of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A:
Sold	30,703,192	$440,158,248	37,969,587	$522,668,458
Issued as reinvestment of dividends and distributions	3,119,569	44,401,291	2,730,688	37,364,783
Redeemed	(24,685,045)	(353,586,840)	(25,812,168)	(347,610,414)

Net increase (decrease)	9,137,716	$130,972,699	14,888,107	$212,422,827

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class C:
Sold	6,937,057	$98,760,950	8,984,077	$123,019,124
Issued as reinvestment of dividends and distributions	1,310,219	18,523,300	1,405,134	19,063,771
Redeemed	(11,017,023)	(156,820,933)	(20,662,342)	(280,967,666)

Net increase (decrease)	(2,769,747)	$(39,536,683)	(10,273,131)	$(138,884,771)

Class F:
Sold	41,035,734	$590,210,306	71,038,072	$971,011,224
Issued as reinvestment of dividends and distributions	3,390,701	48,382,036	3,671,233	50,252,543
Redeemed	(48,304,779)	(691,583,339)	(32,114,144)	(423,503,067)

Net increase (decrease)	(3,878,344)	$(52,990,997)	42,595,161	$597,760,700

Class I:
Sold	253,651,570	$3,642,732,798	323,147,551	$4,397,437,807
Issued as reinvestment of dividends and distributions	26,572,605	379,019,547	18,153,719	249,490,163
Redeemed	(152,042,109)	(2,178,457,829)	(233,921,311)	(3,163,619,515)

Net increase (decrease)	128,182,066	$1,843,294,516	107,379,959	$1,483,308,455

Class R:
Sold	6,266	$90,027	55,449	$766,833
Issued as reinvestment of dividends and distributions	8,449	120,475	9,215	126,340
Redeemed	(66,574)	(951,258)	(60,071)	(802,910)

Net increase (decrease)	(51,859)	$(740,756)	4,593	$90,263

Class Z:
Sold	753,390	$10,824,941	6,319,049	$87,595,129
Issued as reinvestment of dividends and distributions	253,116	3,613,413	130,908	1,819,941
Redeemed	(2,223,069)	(31,987,503)	(1,426,464)	(19,115,073)

Net increase (decrease)	(1,216,563)	$(17,549,149)	5,023,493	$70,299,997

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector,

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies.

Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

The outbreak of COVID-19 and efforts to contain its spread have resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to generally less established health care

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

systems and supply chains. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC recently adopted Rule 18f-4 under the 1940 Act relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions) that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Rule 18f-4 may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Compliance with Rule 18f-4 will not be required until approximately August 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority (the FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) announced that most LIBOR settings will no longer be published after the end of 2021 and that a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Alternatives to LIBOR are in development in many major financial markets, including a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, which is intended to replace U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Preferred Securities and Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Preferred Securities and Income Fund, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

TAX INFORMATION—2021 (Unaudited)

For the calendar year ended December 31, 2021, for individual taxpayers, the Fund designates $463,641,493 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $134,948,298 taxable at the maximum 20% rate, short-term capital gain distributions of $54,057,720, $1,742,971 as qualified business income eligible for the 20% deduction and interest related dividends of $50,343,745. In addition, for corporate taxpayers, 42.72% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Benchmark Change

On December 7, 2021, the Board of Directors of the Fund approved a change to the Fund’s blended benchmark (currently consisting of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index, and 20% Bloomberg Developed Market USD Contingent Capital Index) to a blended benchmark consisting of 55% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index, and 25% Bloomberg Developed Market USD Contingent Capital Index. This change is effective after the close of business on March 31, 2022.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Changes to the Board of Directors and Officers

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Effective December 7, 2021, Director and Chairman Robert H. Steers resigned from the Fund’s Board of Directors. The Board of Directors has appointed Director Joseph M. Harvey to succeed Mr. Steers as Chairman. In addition, effective March 1, 2022, Mr. Harvey, Cohen & Steers, Inc.’s (CNS) current President and a member of CNS’ board of directors, will succeed Mr. Steers as Chief Executive Officer of CNS and Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the investment advisor). At that time, Mr. Steers will assume the role of Executive Chairman of CNS and continue on as a member of CNS’ board of directors.

On December 7, 2021, the Board of Directors elected Adam M. Derechin, President and Chief Executive Officer of the Fund, as a Director of the Fund. Concurrent with his election, Mr. Derechin resigned as President and Chief Executive Officer of the Fund. Mr. Derechin currently serves as the Chief Operating Officer of CNS and the investment advisor since 2004 and 2003, respectively. Effective December 7, 2021, James Giallanza, previously Chief Financial Officer of the Fund, succeeded Mr. Derechin as President and Chief Executive Officer of the Fund and Albert Laskaj, Treasurer of the Fund, succeeded Mr. Giallanza as Chief Financial Officer of the Fund.

In addition, also on December 7, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to nine, effective January 1, 2022. Director C. Edward Ward, Jr. retired from the Board of Directors on December 31, 2021 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Joseph M. Harvey[5] 1963	Director, Chairman	Until Next Election of Directors	President of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) (since 2003) and President of Cohen & Steers, Inc. (CNS) (since 2004). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

Adam M. Derechin[6] 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	20	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly, worked at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

(table continued on next page)

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Ramona Rogers-Windsor[7] 1960	Director	Until Next Election of Directors	Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	20	Since 2021

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]

Robert H. Steers resigned from the Fund’s Board of Directors and role as Chairman, effective December 7, 2021. The Board of Directors has appointed Joseph M. Harvey to succeed Mr. Steers as Chairman, effective December 7, 2021.

[6]	Mr. Derechin was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on December 7, 2021.
[7]	Ms. Rogers-Windsor was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on March 8, 2021.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014 and Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, VP & Chief Compliance Officer of Weiss Multi-Strategy Adviser LLC since 2011.	Since 2019

William F. Scapell 1967	Vice President	Executive Vice President of CSCM since 2014, Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2005.	Since 2015

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chairman and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CPXAX
Class C—CPXCX
Class F—CPXFX
Class I—CPXIX
Class R—CPRRX
Class Z—CPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Preferred

Securities and

Income Fund

Annual Report December 31, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CPXAXAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. In December 2021, the registrant amended the Code of Ethics to reflect the registrant’s current Principal Executive Officer and Principal Financial Officer. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark and Maginnis are members of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2021 and December 31, 2020 for professional services rendered by the registrant’s principal accountant were as follows:

	2021	2020
Audit Fees	$44,564	$43,690
Audit-Related Fees	$0	$0
Tax Fees	$6,059	$5,940
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2021	2020
Registrant	$6,059	$5,940
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date: March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: March 4, 2022